UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 8, 2011

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 8, 2011, the Securities and Exchange Commission (the “SEC”) accepted  the “Offer of Settlement” that Comverse Technology, Inc. (the “Company”) had submitted on July 26, 2011 with respect to the previously disclosed Section 12(j) administrative proceeding, initiated by the SEC to revoke the registration of the Company’s common stock due to the Company’s previous failure to file certain periodic reports with the SEC.

Under the terms of the settlement, the Section 12(j) administrative proceeding will be resolved if the Company files (1) its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and (2) its Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011 and is referred to herein as the “Q2 Form 10-Q”). The Division of Enforcement, in its sole discretion, may determine that the Q2 Form 10-Q is not in accordance with the technical and substantive requirements for EDGAR documents, or not in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the rules and regulations thereunder. In such an event, the Division of Enforcement will inform the Company of the nature of the deficiencies by September 15, 2011. The Company will have until the fifth business day after the date of any such notice to remedy the identified deficiencies in the Q2 Form 10-Q and resubmit such report.

If, after the Company resubmits the Q2 Form 10-Q, the Division of Enforcement, in its sole discretion, determines that such report continues to contain deficiencies, the Division of Enforcement will notify the SEC, and the SEC will issue a non-appealable order, pursuant to Section 12(j) of the Exchange Act, to revoke the registration of the Company’s common stock.

If the registration of the Company’s common stock is ultimately revoked, the Company intends to complete the necessary financial statements, file an appropriate registration statement with the SEC and seek to have it declared effective in order to resume the registration of such common stock under the Exchange Act as soon as practicable.

Additional information regarding the Section 12(j) administrative proceeding is set forth in Item 3, “Legal Proceedings” of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2011 filed with the Commission on May 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: September 8, 2011	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary